Financial Statements

SBL Variable Annuity Account III
Year Ended December 31, 2020
With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account III

Financial Statements

Year Ended December 31, 2020

Contents

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements

Statements of Net Assets
Statements of Operations and Change in Net Assets
Notes to Financial Statements
1. Organization and Significant Accounting Policies
2. Variable Annuity Contract Charges
3. Summary of Unit Transactions
4. Financial Highlights
5. Subsequent Events

3 4 7 7 9 11 12 14

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of SBL Variable Annuity Account III

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account III (the Separate Account), as of December 31, 2020 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account’s auditor since 1981.

Kansas City, MO
April 30, 2021

Appendix

Subaccounts comprising SBL Variable Annuity Account III

Subaccounts	Statements of operations and changes in net assets
Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2020
Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2020
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2020

SBL Variable Annuity Account III
Statements of Net Assets
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Total Assets	Uncollected Actuarial Risk Fee Payable	Net Assets	Units Outstanding	Unit Values

Guggenheim VIF All Cap Value	754	$ 18,817	$ 23,411	$ 23,411	$ (1)	$ 23,410	280	$ 83.40
Guggenheim VIF Large Cap Value	14,993	431,731	563,893	563,893	(14)	563,879	1,922	293.49
Guggenheim VIF Managed Asset Allocation	1,081	24,205	36,106	36,106	(1)	36,105	604	59.76
Guggenheim VIF StylePlus Large Core	29,607	1,001,812	1,461,981	1,461,981	(35)	1,461,946	4,271	342.40
Guggenheim VIF StylePlus Mid Growth	536	26,702	38,825	38,825	(1)	38,824	188	205.27
Guggenheim VIF Total Return Bond	3,589	57,851	64,967	64,967	(2)	64,965	858	75.71
Guggenheim VIF World Equity Income	5,485	63,898	81,118	81,118	(2)	81,116	892	90.96
Invesco V.I. Government Money Market	289,638	289,638	289,638	289,638	(7)	289,631	281,202	1.03
Neuberger Berman AMT Sustainable Equity	73	1,844	2,254	2,254	-	2,254	44	51.50

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account III
Statements of Operations and Change in Net Assets
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF All Cap Value	Guggenheim VIF Large Cap Value	Guggenheim VIF Managed Asset Allocation
Net assets as of December 31, 2018	$19,051	$2,036,604	$29,873
Investment income (loss):
Dividend distributions	322	8,366	528
Investment Expenses:
Mortality and expense risk and administrative charges	(248)	(4,077)	(325)
Net investment income (loss)	74	4,289	203
Increase (decrease) in net assets from operations:
Capital gain distributions	1,706	29,582	255
Realized capital gain on investments	75	573,033	535
Change in unrealized appreciation (depreciation)	2,419	(356,386)	4,609
Net gain on investments	4,200	246,229	5,399
Net increase (decrease) in net assets from operations	4,274	250,518	5,602
Contract owner transactions:
Variable annuity deposits	-	1,575	-
Terminations, withdrawals and annuity payments	-	(1,780,485)	(1,413)
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(60)	2,384	-
Increase (decrease) in net assets from contract transactions	(60)	(1,776,526)	(1,413)
Total increase (decrease) in net assets	4,214	(1,526,008)	4,189
Net assets as of December 31, 2019	$23,265	$510,596	$34,062
Investment income (loss):
Dividend distributions	367	10,189	500
Investment Expenses:
Mortality and expense risk and administrative charges	(231)	(4,260)	(328)
Net investment income (loss)	136	5,929	172
Increase (decrease) in net assets from operations:
Capital gain distributions	1,088	34,673	1,927
Realized capital gain on investments	57	2,157	616
Change in unrealized appreciation (depreciation)	(1,075)	(26,500)	993
Net gain on investments	70	10,330	3,536
Net increase (decrease) in net assets from operations	206	16,259	3,708
Contract owner transactions:
Variable annuity deposits	-	1,350	-
Terminations, withdrawals and annuity payments	-	(7,697)	(1,665)
Transfers between subaccounts, net	-	43,371	-
Maintenance charges and mortality adjustments	(61)	-	-
Increase (decrease) in net assets from contract transactions	(61)	37,024	(1,665)
Total increase (decrease) in net assets	145	53,283	2,043
Net assets as of December 31, 2020	$23,410	$563,879	$36,105

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account III
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF StylePlus Large Core	Guggenheim VIF StylePlus Mid Growth	Guggenheim VIF Total Return Bond
Net assets as of December 31, 2018	$1,317,774	$32,443	$51,009
Investment income (loss):
Dividend distributions	29,701	316	2,099
Investment Expenses:
Mortality and expense risk and administrative charges	(12,443)	(399)	(879)
Net investment income (loss)	17,258	(83)	1,220
Increase (decrease) in net assets from operations:
Capital gain distributions	77,494	3,496	-
Realized capital gain on investments	60,136	1,054	151
Change in unrealized appreciation (depreciation)	204,444	5,166	789
Net gain on investments	342,074	9,716	940
Net increase (decrease) in net assets from operations	359,332	9,633	2,160
Contract owner transactions:
Variable annuity deposits	21,932	3,694	1,094
Terminations, withdrawals and annuity payments	(216,424)	(7,702)	(6,014)
Transfers between subaccounts, net	(42,982)	-	42,983
Maintenance charges and mortality adjustments	(239)	(19)	-
Increase (decrease) in net assets from contract transactions	(237,713)	(4,027)	38,063
Total increase (decrease) in net assets	121,619	5,606	40,223
Net assets as of December 31, 2019	$1,439,393	$38,049	$91,232
Investment income (loss):
Dividend distributions	23,749	575	953
Investment Expenses:
Mortality and expense risk and administrative charges	(11,644)	(331)	(575)
Net investment income (loss)	12,105	244	378
Increase (decrease) in net assets from operations:
Capital gain distributions	62,275	2,061	-
Realized capital gain on investments	57,663	2,628	2,343
Change in unrealized appreciation (depreciation)	103,100	5,577	5,520
Net gain on investments	223,038	10,266	7,863
Net increase (decrease) in net assets from operations	235,143	10,510	8,241
Contract owner transactions:
Variable annuity deposits	9,326	3,627	-
Terminations, withdrawals and annuity payments	(221,714)	(4,129)	(366)
Transfers between subaccounts, net	-	(9,226)	(34,142)
Maintenance charges and mortality adjustments	(202)	(7)	-
Increase (decrease) in net assets from contract transactions	(212,590)	(9,735)	(34,508)
Total increase (decrease) in net assets	22,553	775	(26,267)
Net assets as of December 31, 2020	$1,461,946	$38,824	$64,965

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account III
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF World Equity Income	Invesco V.I. Government Money Market	Neuberger Berman AMT Sustainable Equity
Net assets as of December 31, 2018	$71,716	$298,146	$3,263
Investment income (loss):
Dividend distributions	2,130	4,846	6
Investment Expenses:
Mortality and expense risk and administrative charges	(670)	(2,536)	(42)
Net investment income (loss)	1,460	2,310	(36)
Increase (decrease) in net assets from operations:
Capital gain distributions	4,251	-	109
Realized capital gain on investments	1,661	-	159
Change in unrealized appreciation (depreciation)	6,635	-	357
Net gain on investments	12,547	-	625
Net increase (decrease) in net assets from operations	14,007	2,310	589
Contract owner transactions:
Variable annuity deposits	2,431	4	1,253
Terminations, withdrawals and annuity payments	(9,136)	(7,451)	(2,698)
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	505	148	(4)
Increase (decrease) in net assets from contract transactions	(6,200)	(7,299)	(1,449)
Total increase (decrease) in net assets	7,807	(4,989)	(860)
Net assets as of December 31, 2019	$79,523	$293,157	$2,403
Investment income (loss):
Dividend distributions	2,232	624	13
Investment Expenses:
Mortality and expense risk and administrative charges	(611)	(2,530)	(24)
Net investment income (loss)	1,621	(1,906)	(11)
Increase (decrease) in net assets from operations:
Capital gain distributions	780	-	143
Realized capital gain on investments	827	-	214
Change in unrealized appreciation (depreciation)	1,253	-	175
Net gain on investments	2,860	-	532
Net increase (decrease) in net assets from operations	4,481	(1,906)	521
Contract owner transactions:
Variable annuity deposits	2,443	-	1,224
Terminations, withdrawals and annuity payments	(5,326)	-	(1,890)
Transfers between subaccounts, net	-	(1,499)	-
Maintenance charges and mortality adjustments	(5)	(121)	(4)
Increase (decrease) in net assets from contract transactions	(2,888)	(1,620)	(670)
Total increase (decrease) in net assets	1,593	(3,526)	(149)
Net assets as of December 31, 2020	$81,116	$289,631	$2,254

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account III
Notes to Financial Statements
December 31, 2020

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account III (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for the Account are allocated to one or more of the subaccounts that comprise the Account.   The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Guggenheim VIF All Cap Value	-	Security Investors, LLC	-
Guggenheim VIF Large Cap Value	-	Security Investors, LLC	-
Guggenheim VIF Managed Asset Allocation	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Large Core	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Mid Growth	-	Security Investors, LLC	-
Guggenheim VIF Total Return Bond	-	Security Investors, LLC	-
Guggenheim VIF World Equity Income	-	Security Investors, LLC	-
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	-
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	-

Nine subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

SBL Variable Annuity Account III
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

All subaccounts reported a full twelve month period except for the following as indicated:
Inception Date	Subaccount

April 29, 2016	Invesco V.I. Government Money Market

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund).  Investment transactions are accounted for on the trade date.  Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.  The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2020, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales

Guggenheim VIF All Cap Value	$ 1,455	$ 293
Guggenheim VIF Large Cap Value	89,584	12,007
Guggenheim VIF Managed Asset Allocation	2,426	1,993
Guggenheim VIF StylePlus Large Core	94,975	233,222
Guggenheim VIF StylePlus Mid Growth	5,959	13,391
Guggenheim VIF Total Return Bond	10,181	44,314
Guggenheim VIF World Equity Income	5,411	5,901
Invesco V.I. Government Money Market	624	4,157
Neuberger Berman AMT Sustainable Equity	1,356	1,894

Market Risk

Each subaccount invests in shares of a single underlying fund.  The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met.  A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

The annuity assets for December 31, 2020 by subaccount are as follows:

Subaccount	Annuity Assets

Guggenheim VIF Large Cap Value	$ 13,262
Guggenheim VIF World Equity Income	4,890

Subaccount	Annuity Assets

SBL Variable Annuity Account III
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Invesco V.I. Government Money Market	$ 3,134

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

As the economic and regulatory environment continues to evolve related to COVID-19, we cannot reasonably estimate the length or severity of this event or the impact to Separate Account performance and financial results. However, in general, a deterioration in general economic and business conditions can have a negative impact on individual unit values and could cause a net decrease in net assets resulting from operations of the separate account.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs).  The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments.  The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund.  That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 0.85% to 1.20% of the net asset value of each contract, of which 0.70% is for assuming mortality risks and the remainder is for assuming expense risks. The mortality and expense risk charge is based on the daily value of the individual contract and is equivalent to 1.20% if the net asset value is less than $20,000, 1.00% if the net asset value is at least $20,000 but less than $50,000, and 0.85% if the net asset value is over $50,000.  During the accumulation period, the mortality and expense risk fee is assessed daily and accrued as a liability to the contract.  The accrued actuarial risk fee is deducted from each contract upon (a) annuitization of variable account funds, (b) each total withdrawal of a variable account, and (c) each

SBL Variable Annuity Account III
Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

calendar year end.  These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

• Administrative Charge: SBL deducts an administrative fee of $30 per year for each contract, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

SBL Variable Annuity Account III
Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2020 and 2019, were as follows:

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Guggenheim VIF All Cap Value	-	(4)	(4)	-	(4)	(4)
Guggenheim VIF Large Cap Value	189	(46)	143	17	(6,879)	(6,862)
Guggenheim VIF Managed Asset Allocation	-	(38)	(38)	-	(34)	(34)
Guggenheim VIF StylePlus Large Core	33	(756)	(723)	81	(1,030)	(949)
Guggenheim VIF StylePlus Mid Growth	21	(77)	(56)	26	(58)	(32)
Guggenheim VIF Total Return Bond	125	(644)	(519)	680	(107)	573
Guggenheim VIF World Equity Income	32	(72)	(40)	34	(123)	(89)
Invesco V.I. Government Money Market	-	(2,580)	(2,580)	567	(10,124)	(9,557)
Neuberger Berman AMT Sustainable Equity	29	(41)	(12)	31	(70)	(39)

SBL Variable Annuity Account III
Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2020, were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns (%) (3)(4)

Guggenheim VIF All Cap Value
2020	280	83.40	23,410	0.02	0.85	1.20	1.87
2019	284	81.87	23,265	1.52	0.85	1.20	23.75
2018	288	66.16	19,051	1.68	0.85	1.20	(10.63)
2017	852	74.03	63,089	1.05	0.85	1.20	14.78
2016	856	64.50	55,263	1.59	0.85	1.20	22.72
Guggenheim VIF Large Cap Value
2020	1,922	293.49	563,879	0.02	0.85	1.20	2.21
2019	1,779	287.15	510,596	0.66	0.85	1.20	21.82
2018	8,641	235.72	2,036,604	1.41	0.85	1.20	(9.53)
2017	8,732	260.54	2,275,128	1.25	0.85	1.20	15.81
2016	8,807	224.98	1,981,411	1.68	0.85	1.20	21.41
Guggenheim VIF Managed Asset Allocation
2020	604	59.76	36,105	0.01	0.85	1.20	12.58
2019	642	53.08	34,062	1.65	0.85	1.20	20.12
2018	676	44.19	29,873	1.50	0.85	1.20	(5.74)
2017	1,045	46.88	48,957	1.48	0.85	1.20	14.40
2016	1,361	40.98	55,752	1.15	0.85	1.20	8.01
Guggenheim VIF StylePlus Large Core
2020	4,271	342.40	1,461,946	0.02	0.85	1.20	18.78
2019	4,994	288.27	1,439,393	2.15	0.85	1.20	29.97
2018	5,943	221.80	1,317,774	1.67	0.85	1.20	(6.56)
2017	7,218	237.38	1,713,115	1.20	0.85	1.20	22.22
2016	8,286	194.23	1,609,240	0.87	0.85	1.20	13.35

SBL Variable Annuity Account III
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns (%) (3)(4)
Guggenheim VIF StylePlus Mid Growth
2020	188	205.27	38,824	0.02	0.85	1.20	32.10
2019	244	155.39	38,049	0.90	0.85	1.20	32.71
2018	276	117.09	32,443	1.53	0.85	1.20	(7.11)
2017	574	126.05	72,449	0.79	0.85	1.20	24.68
2016	1,214	101.10	122,788	0.72	0.85	1.20	8.65
Guggenheim VIF Total Return Bond
2020	858	75.71	64,965	0.01	0.85	1.20	14.21
2019	1,377	66.29	91,232	2.95	0.85	1.20	4.49
2018	804	63.44	51,009	5.67	0.85	1.20	1.13
2017	1,847	62.73	115,832	5.80	0.85	1.20	6.72
2016	1,310	58.78	77,009	4.31	0.85	1.20	6.83
Guggenheim VIF World Equity Income
2020	892	90.96	81,116	0.03	0.85	1.20	6.65
2019	932	85.29	79,523	2.82	0.85	1.20	21.39
2018	1,021	70.26	71,716	3.35	0.85	1.20	(8.17)
2017	1,738	76.51	133,008	2.61	0.85	1.20	15.07
2016	2,756	66.49	183,283	3.02	0.85	1.20	10.38
Invesco V.I. Government Money Market
2020	281,202	1.03	289,631	0.00	0.85	1.20	-
2019	283,782	1.03	293,157	1.64	0.85	1.20	0.98
2018	293,339	1.02	298,146	1.29	0.85	1.20	2.00
2017	301,997	1.00	303,037	0.31	0.85	1.20	-
2016	301,574	1.00	301,665	0.06	0.85	1.20	(90.00)
Neuberger Berman AMT Sustainable Equity
2020	44	51.50	2,254	0.01	0.85	1.20	19.27
2019	56	43.18	2,403	0.21	0.85	1.20	25.60
2018	95	34.38	3,263	0.19	0.85	1.20	(5.94)
2017	117	36.55	4,287	0.38	0.85	1.20	18.09
2016	83	30.95	2,563	0.45	0.85	1.20	9.64

SBL Variable Annuity Account III
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)  These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to the unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.  The disclosed range represents the lowest expense ratio to highest expense ratio, respectively.  Certain contractholders may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.